Exhibit 99.2

                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                             SECTIONS 302 AND 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Thermodynetics, Inc. (the "Company") on Form 10QSB for the quarter ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Chief Executive Officer ("CEO") and the Chief Financial Officer ("CFO") of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 in all material respects; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     Date: November 12, 2002           By: /s/  Robert I. Lieberman
                                           -------------------------------------
                                           Robert I. Lieberman
                                           Treasurer and Chief Financial Officer